                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 31, 2001
                Date of report (Date of earliest event reported)



                          ON Semiconductor Corporation
             (Exact name of registrant as specified in its charter)



          Delaware                   000-30419                  36-3840979
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
      of incorporation)             File Number)          Identification Number)


ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona                                                  85008
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



                                  602-244-6600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated January 31, 2001 titled "ON Semiconductor Announces Record Revenues and Earning for 2000".

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA

         FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired
                  Not applicable.

         (b)      Pro Forma Financial Information
                  Not applicable.

         (c)      Exhibits

Exhibit Number             Description
--------------             -----------
         99                Press release for ON Semiconductor Corporation dated
                           January 31, 2001, titled "ON Semiconductor Announces
                           Record Revenues and Earning for 2000".

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ON SEMICONDUCTOR CORPORATION
                                          ----------------------------
                                                    (Registrant)

Date: January 31, 2001                    By: /s/ Dario Sacomani
                                             -------------------------------
                                               Dario Sacomani
                                               Chief Financial Officer and
                                               Senior Vice President

                                  EXHIBIT INDEX


Exhibit Number             Description
--------------             -----------
         99                Press release for ON Semiconductor Corporation dated
                           January 31, 2001, titled "ON Semiconductor Announces
                           Record Revenues and Earning for 2000".